Exhibit 10.2

THIS NOTE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

No. [2018-____]	U.S. $ _____,000
Original Issue Date: ___________, 2018

SERIES 2018 36% PROMISSORY NOTE

DUE DECEMBER 31, 2018

THIS NOTE is one of a duly authorized series of Notes of MAGELLAN GOLD CORPORATION, a Nevada corporation (the “Company”), designated as its Series 2018 36% Promissory Notes (the “Notes”) due on December __, 2018 (the “Maturity Date”), in an aggregate principal amount of up to $______________ plus accrued and unpaid interest.

FOR VALUE RECEIVED, the Company promises to pay to _________________________, the registered holder hereof (the "Holder"), the principal sum of __________ Thousand and 00/100 Dollars (US $____,000.00) and to pay interest on the principal sum outstanding from time to time at the rate of 36% per annum, calculated from the date of initial issuance of this Note (the “Issue Date”) and payable on or before the Maturity Date. Accrual of interest shall commence on the first such business day to occur after the Issue Date and shall continue to accrue on a daily basis until payment in full of the principal sum has been made or duly provided for.

The Holder of the Note is entitled to a one-time financing fee (“Financing Fee”) in an amount equal to 1% of the original principal amount of the Note. The Financing Fee has been added to the principal amount of the Note. For example, if the original subscription amount is $100,000, the principal amount of the Note shall be $101,000.

The Company shall pay all accrued and unpaid interest, and shall pay the outstanding principal balance hereof on the earlier of (i) the Early Redemption Date or (ii) the Maturity Date.

This Note is being issued pursuant to the terms of the Subscription Agreement (the “Subscription Agreement”), to which the Company and the Holder (or the Holder’s predecessor in interest) are parties. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Subscription Agreement.

This Note is subject to the following additional provisions.

Section 1.        No Collateral/Pari Passu. This Note is one of a series of unsecured Notes known as the Series 2018 36% Promissory Notes in the aggregate principal amount of up to $_______ plus accrued but unpaid interest. No payments will be made to the holder of this Note unless a proportional payment (based on outstanding principal amount) is made with respect to all other Notes. Upon liquidation, this Note will be treated in pari passu with all other Notes issued in this Series.

Section 2.        No Sale or Transfer. This Note may not be sold, transferred, assigned, hypothecated or divided into two or more Notes of smaller denominations except to the extent such sale, transfer, assignment, hypothecation or division is in compliance with federal and applicable state securities laws, the compliance with which must be established to the reasonable satisfaction of the Company.

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Section 3.       No Limitations on Debt. The existence of this Note does not preclude the Company from incurring other indebtedness.

Section 4.       Provisions Regarding Payment of Interest. Interest hereunder will be paid to the Holder on or before the Maturity Date.

Section 5.       (a)       “Event of Default” wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i)             Any default in the payment of the principal of or interest on this Note as and when the same shall become due and payable after thirty (30) days’ written notice of default, (whether on the Maturity Date or by acceleration or otherwise);

(ii)            The Company shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, this Note or and such failure or breach shall not have been remedied within 30 days after the date on which notice of such failure or breach shall have been given;

(iii)           The Company shall commence a voluntary case under the United States Bankruptcy Code or insolvency laws as now or hereafter in effect or any successor thereto (the “Bankruptcy Code”); or an involuntary case is commenced against the Company under the Bankruptcy Code and the petition is not controverted within 30 days, or is not dismissed within 60 days, after commencement of such involuntary case; or a “custodian” (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of the Company or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or there is commenced against the Company any such proceeding which remains undismissed for a period of 60 days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay its debts generally as they become due; or the Company shall call a meeting of all of its creditors with a view to arranging a composition or adjustment of its debts; or the Company shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing.

(b)       Remedies. A Majority in Interest of the Holders of all the Notes issued in this Series may declare a default under Section 5(a)(i) upon not less than 30 days’ written notice to the Company. If the Company fails to cure an Event of Default within such period (or if the cure cannot be reasonably completed within such period, commence the cure of the Event of Default and diligently pursue such cure), then the principal amount hereof together with all accrued and unpaid interest up to the date of default shall thereafter accrue interest at the default interest rate of 36% per annum and the Holders may:

(i)             Declare all amounts due under the Notes immediately due and owing and exercise all rights with respect thereto permitted by law;

(ii)            Apply to a court that has jurisdiction over the Company for the appointment of a receiver to manage the assets and operations of the Company;

(iii)           Assert any other remedy available at law or in equity.

Section 6.       Early Redemption. The Notes can be called for redemption at the option of the Company at any time without penalty or premium.

Section 7.       Definitions. For the purposes hereof, the following terms shall have the following meanings:

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“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of Colorado are authorized or required by law or other government action to close.

“Company” means Magellan Gold Corporation, a Nevada corporation.

“Notes” means the Notes, or any of them, as the context may require.

“Holder” means any Person who is a registered holder of this Note as listed in the books of the Company.

“Interest Payment Date” The Notes accrue interest at the rate of 10% per annum, payable on or before the Maturity Date.

“Material Adverse Effect” means a material adverse effect upon the business, operations, properties, assets or condition (financial or otherwise) of the Company taken as a whole.

“Maturity Date” means the date defined in the first paragraph or (if earlier) the date of any prepayment or acceleration.

“Original Issue Date” shall mean the date this Note is purchased by the initial holder.

“Person” means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

Section 8. Intentionally Omitted

Section 9. No Impairment. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct obligation of the Company.

Section 10. No Rights as a Shareholder. This Note shall not entitle the Holder to any of the rights of a Shareholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of Shareholders or any other proceedings.

Section 11. No recourse shall be had for the payment of the principal of, or the interest on, this Note, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, manager, officer or director, as such, past, present or future, of the Company or any successor entity, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

Section 12. All payments contemplated hereby to be made “in cash” shall be made in immediately available good funds of United States of America currency by wire transfer to an account designated in writing by the Holder to the Company (which account may be changed by notice similarly given). All payments of cash and each delivery of shares of Common Stock issuable to the Holder as contemplated hereby shall be made to the Holder at the address last appearing on the Note Register of the Company as designated in writing by the Holder from time to time; except that the Holder can designate, by notice to the Company, a different delivery address for any one or more specific payments or deliveries.

Section 13. The Holder of the Note, by acceptance hereof, agrees that this Note is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Note except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

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Section 14. The Notes will initially be issued in denominations determined by the Company, but are exchangeable for an equal aggregate principal amount of Notes of different denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration or transfer or exchange.

Section 15. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Note any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith.

Section 16 This Note has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws and the terms of the Subscription Agreement. In the event of any proposed transfer of this Note, the Company may require, prior to issuance of a new Note in the name of such other person, that it receive reasonable transfer documentation that is sufficient to evidence that such proposed transfer complies with the Act and other applicable state and foreign securities laws and the terms of the Subscription Agreement. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company's Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 17. Mutilated, Lost or Stolen Notes. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, and adequate indemnity, if requested, all reasonably satisfactory to the Company.

Section 18. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Colorado. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of Denver, Colorado, or the state courts of the State of Colorado in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Holder for any reasonable legal fees and disbursements incurred by the Holder in enforcement of or protection of any of its rights under any of this Note.

Section 19. Waiver of Jury Trial; No Other Waivers. The Company and the Holder hereby waive the right to a trial by jury in any action, proceeding or counterclaim in respect of any matter arising out or in connection with this Note. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

Section 20. Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances.

Section 21. Obligations Due on a Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next calendar month, the preceding Business Day in the appropriate calendar month).

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer duly authorized for such purpose, as of the date first above indicated.

MAGELLAN GOLD CORPORATION

By: ______________________

Name: ____________________

Title: _____________________

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Accepted this _____ day of _______ 2018 by the undersigned, thereunto duly authorized, in accordance with the terms stated herein and the Subscription Agreement pursuant to which the undersigned acquired this Note.

Name of Holder: ___________________

By:______________________________

Tax Identification Number: SS. __________________

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